UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Executive Boulevard Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On April 10, 2015, automatically upon the effectiveness of the registration statement on Form 10 filed by NanoVibronix, Inc. (the “Company”) with the Securities and Exchange Commission, all of the Company’s issued and outstanding shares of series A-1 preferred stock converted into an aggregate of 371,928 shares of common stock, all of the Company’s issued and outstanding shares of series A-2 preferred stock converted into an aggregate of 24,517 shares of common stock, all of the Company’s issued and outstanding shares of series B-1 preferred stock converted into an aggregate of 560,594 shares of common stock and all of the Company’s issued and outstanding shares of series B-2 preferred stock converted into an aggregate of 1,174,042 shares of common stock.

Also automatically upon the effectiveness of the Form 10, the Company issued warrants to purchase up to an aggregate of 331,293 shares of common stock at an exercise price of $1.393 per share in exchange for warrants to purchase 2,319,062 shares of series B-2 preferred stock, at an exercise price of $0.199. The warrants were otherwise identical to the warrants for which they were exchanged. The warrants contain customary anti-dilution protection. The holders of such warrants have the right to exercise the warrants by means of a cashless exercise. Upon the occurrence of certain change of control transactions, then any holder of the warrants shall, upon exercise, have the right to acquire the same securities as if it had exercised the warrants immediately before the consummation of such transaction. The warrants expire on November 15, 2018. Certain of these warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of the Company’s common stock. This description is qualified in its entirety by reference to the full text of the Form of Common Stock Purchase Warrant, filed as Exhibit 10.1 to this Current Report.

The securities issued in the above described transactions were not registered under the Securities Act of 1933, as amended, or the securities laws of any state, and were offered and sold pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 3.02 and 5.03 of this report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2015, following the preferred stock conversions described in Item 3.02 above, the Company filed an Amended and Restated Certificate of Incorporation (the “New Certificate”) with the Secretary of State of the State of Delaware.

The following summarizes the principal differences between the Company’s certificate of incorporation as previously in effect (the “Old Certificate”) and the New Certificate. This description is qualified in its entirety by reference to the full text of the New Certificate, filed as Exhibit 3.1 to this Current Report.

•	Change to Authorized Shares of Capital Stock. The New Certificate changed the number of authorized shares of capital stock to 25,000,000 shares, consisting of 20,000,000 shares of common stock and 5,000,000 shares of preferred stock. Under the Old Certificate, the number of authorized shares of capital stock was 47,500,000 shares, consisting of 23,500,000 shares of common stock and 18,000,000 shares of preferred stock.

•	“Blank Check” Preferred Stock. The New Certificate eliminated the series A preferred stock and series B preferred stock, and reduced the number of authorized shares of series C preferred stock to 3,000,000. The New Certificate grants blank check preferred stock power to the Company’s board of directors. Blank check preferred stock is undesignated preferred stock which the board has express authority, without further action by stockholders, to issue in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

•	No Preemptive Rights. The New Certificate does not expressly provide for any preemptive rights. The Old Certificate stated that “[t]he Common Stockholders and the Series A Stockholders shall have such preemptive rights as are set forth in those certain Investor Rights Agreement and Stockholders Agreement, among the Corporation and certain of its stockholders, each dated January 31, 2005, as each may be amended.” This agreement has terminated.

•	Section 203 of the Delaware General Corporation Law. The Old Certificate contained an election not to be governed by Section 203 of the Delaware General Corporation Law. There is no such election in the New Certificate. As result, the Company is subject to Section 203, which generally prohibits a public Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (but not the outstanding voting stock owned by the interested stockholder) (a) shares owned by persons who are directors and also officers and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) on or subsequent to the date of the transaction, the business combination is approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

•	Special Meetings of Stockholders. The New Certificate eliminated the right of holders of at least 50% of the outstanding shares of capital stock of the Company to call special meetings of the stockholders. Special meetings may be called only by the board acting pursuant to a resolution adopted by a majority of the total number of authorized directors.

•	Composition of the Board. The New Certificate provides that the number of directors will be fixed, from time to time, only by the board pursuant to a resolution adopted by a majority of the total number of authorized directors. The Old Certificate provided that the number of directors would be fixed by, or in the manner provided in, the Company’s bylaws. The New Certificate provides that no decrease in the authorized number of directors will shorten the term of any incumbent director. The Old Certificate did not contain this limitation.

•	Board Vacancies. The New Certificate provided that any newly created directorships resulting from any increase in the authorized number of directors or vacancies on the board resulting from death, resignation, disqualification, removal from office or other cause will be filled by a majority vote of the directors then in office (and not by stockholders), unless the board determines by resolution that such vacancies or new directorships should be filled by the stockholders or stockholder approval is otherwise required by applicable law. The Old Certificate did not expressly describe the procedure for filling board vacancies. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office, but this right is not specifically reserved to the directors.

•	Creditors. The Old Certificate contained the following provision, which is permitted, but not required, to be included:

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of the GCL [Delaware General Corporation Law] or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of the GCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.

If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

The New Certificate does not contain this provision.

•	Bylaws. The New Certificate requires the approval of a majority of the total number of authorized directors for any adoption, amendment or repeal of the Company’s bylaws by the board. Stockholders also have the right to adopt, amend or repeal the bylaws, but such action will similarly require the affirmative vote of at least a majority of the voting power of the then-outstanding shares of the capital stock entitled vote, voting together as a single class. The Old Certificate allowed for amendment of the bylaws by the board or the stockholders without specifying the majority necessary for approval. However, the Company’s bylaws contains the same standard as the New Certificate.

•	Amendments. Holders of common stock are not entitled to vote on any amendment to the New Certificate (including any certificate of designation relating to any series of preferred stock that the board may designate) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more preferred series, to vote thereon pursuant to the New Certificate (including any certificate of designation relating to any series of preferred stock designated by the board). The Old Certificate did not contain this limitation.

•	Indemnification and Limitation of Liability. The New Certificate eliminates the following language from the Old Certificate. The New Certificate (like the Old Certificate), allows for indemnification to the fullest extent permitted by applicable law.

To the fullest extent permitted by applicable law, each person who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a direct or indirect Subsidiary, or is or was serving at the request of the Corporation as a director or officer of another entity or enterprise, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance all expenses incurred by any such person in defense of any such proceeding prior to its final determination, to the fullest extent authorized by the GCL. In any proceeding against the Corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the GCL. The rights to indemnification and advancement of expenses conferred by this Article X shall be presumed to have been relied upon by the directors and officers of the Corporation in serving or continuing to serve the Corporation and shall be enforceable as contract rights. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Corporation may, upon written demand presented by a director or officer of the Corporation or of a direct or indirect Subsidiary, or by a person serving at the request of the Corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the GCL, as amended and in effect from time to time. If a claim under this Article X is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the claimant shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that the claimant has not met the standards of conduct for permissible indemnification set forth in the GCL.

The New Certificate also specifies that any repeal or modification of the article relating to indemnification and limitation of liability (Article EIGHTH) will not adversely affect any right or protection or increase the liability of a director existing at the time of such repeal or modification. The Old Certificate did not contain this provision.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation.

10.1	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 10.28 to Amendment No. 3 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 30, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoVibronix, Inc.

Date: April 16, 2015	By:	/s/ Stephen Brown
Name: Stephen Brown Title: Chief Financial Officer